Exhibit 10.9

AMENDMENT OF CREDIT LOAN AGREEMENT

THIS AMENDMENT OF CREDIT LOAN AGREEMENT (hereinafter, “the Amendment”) is entered into in [     ], as of April 27, 2020 by and between the following Parties:

Party A: Dragon & Tiger Holding Limited, a corporation organized and existing under the laws of Cayman Islands, having its business address at Cayman Islands(hereinafter referred to as the “Lender”).

Party B: PBG Water Solutions International Inc., (the “PBG”) a corporation organized and existing under the laws of Nevada, USA, having its business address at New York. New York and QHY Group, formerly named Yakun International Investment and Holding Group(the “Yakun” ). a corporation organized and existing under the laws of Nevada, USA, having its business address at New York, New York( hereinafter referred to as the “Borrower”.)

(In this Agreement , the aforesaid parties are hereinafter referred to individually as a “Party” and collectively as the “Parties”.)

Above parties have both agreed to extend the expiration date of the original CREDIT LOAN AGREEMENT dated May 1, 2018 to December 31, 2021.

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(Signature page)

IN WITNESS WHEREOF, the Parties have caused this AMENDMENT OF CREDIT LOAN AGREEMENT to be executed as of the date and in the place first set forth above.

Lender: Dragon & Tiger Holding Limited

By:	/s/ Roy Teng	Name:	Roy Teng
Title:	Director

Borrower: PBG Water Solutions International Inc.

By:	/s/ Roy Teng	Name:	Roy Teng
Title:	Director

Borrower: QHY Group(formerly named Yakun International Investment and Holding Group)

By:	/s/ Jin Siming	Name:	Jin Siming
Title:	Vice President